                                                                    Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

      In  connection  with  the  Annual  Report  of  AmCOMP   Incorporated  (the
"Company") on Form 10-K for the year ended  December 31, 2004, as filed with the
Securities and Exchange Commission (the "Report"),  I, Kumar Gursahaney,  Senior
Vice President and Chief Financial Officer of the Company,  certify, pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

      (1) The Report fully  complies with the  requirements  of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

      (2) The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated: March 30, 2006

                        /s/ Kumar Gursahaney
                        -------------------------------------------------
                        Kumar Gursahaney
                        Senior Vice President and Chief Financial Officer

A signed  original of this  written  statement  required by Section 906 has been provided to AmCOMP  Incorporated and will be retained by AmCOMP Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.